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                                                                   Exhibit 10.15

                               AMENDMENT NO. 4 TO
                             PRIVATE LABEL AGREEMENT
                                       AND
                    PROJECT DEVELOPMENT AND LICENSE AGREEMENT
                                     BETWEEN
                               CISCO SYSTEMS, INC.
                                       AND
                             NETSCOUT SYSTEMS, INC.


         This Amendment No. 4 ("Amendment #4"), having an Effective Date of February 23, 1998, is made in California by and between Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134-1706, U.S.A. ("Cisco"), and NetScout Systems, Inc., (Formerly known as Frontier Software Development, Inc.) a Delaware corporation having its principal place of business at 4 Technology Park Drive, Westford, Massachusetts 01886 ("NetScout").

         WHEREAS, Cisco and NetScout entered into the Project Development and License Agreement on July 13, 1994 ("Software Agreement"), as amended on January 4, 1995 ("Amendment #1") pursuant to which NetScout licensed certain software products (as defined in the Software Agreement) to Cisco; and

         WHEREAS, Cisco and NetScout entered into the Private Label Agreement on October 17, 1995 ("Hardware Agreement") pursuant to which NetScout is selling certain products (as defined in the Hardware Agreement) to Cisco; and

         WHEREAS, Cisco and NetScout entered into an Amendment to the Hardware Agreement and the Software Agreement on May 15, 1996 ("Amendment #2"); and

         WHEREAS, Cisco and NetScout entered into an Amendment to the Hardware Agreement and the Software Agreement on October 29, 1996 ("Amendment #3"); and

         WHEREAS, Cisco and NetScout desire to change and add certain terms to the Software Agreement, Hardware Agreement, Amendment #1, Amendment #2 and Amendment #3 (collectively, the "Agreement") as specified below.

         NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1.0      DEFINITIONS.

"Embedded Probes" are as defined in Section 3.0 of Amendment #3.



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"Special Pricing" shall mean a discount structure different from the normal discounts or royalties per the Agreement and conveyed to Cisco in writing (letter, fax, or email) to be in effect for specific products, specific customers, and a stated time period.

"Stand-alone Probes" shall mean all RMON probe product models covered under the Agreement except Embedded Probes.

2.0      PROBE DISCOUNTS.

         Section 5.0 of Amendment #3 entitled "Probe Discount" is hereby replaced with the following:

         (a) Base Discount. The base discount ("Base Discount") for Stand-alone Probes shall be [*] off NetScout's published U.S. List Price (U.S. List Price is defined in the Revised Exhibit A of Amendment #2). Base Discount applies to all Stand-alone Probes currently covered under the Agreement plus any new models of Stand-alone Probes subsequently added under the Agreement.

         (b) Incremental Volume Discount. Based upon the total dollar volume for all Stand-alone Probes purchased by Cisco during Cisco's previous fiscal quarter, but excluding any products purchased with Special Pricing, Cisco shall receive an additional incremental discount ("Incremental Volume Discount") in addition to the Base Discount as follows:

---------------------------------   ---------------------------
                                    INCREMENTAL VOLUME
TOTAL QUARTERLY STAND-ALONE         DISCOUNT IN PERCENT FOR
PROBE PURCHASES IN DOLLARS          NEXT QUARTER
---------------------------------   ---------------------------

[*]
---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------
---------------------------------   ---------------------------

---------------------------------   ---------------------------


         Given the need to complete the accounting for Cisco's previous fiscal quarter to determine the Incremental Volume Discount for the current quarter, the Incremental Volume Discount for a given quarter shall apply for all purchase orders placed four or more weeks after the start of said Cisco fiscal quarter and shall continue through the first four weeks of the

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.




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subsequent Cisco fiscal quarter. The dollar volume shall be measured in terms of the actual purchase prices for all purchase orders for Standalone Probes ordered by Cisco (excluding units purchased under Special Pricing).

         (c) Special Pricing. If the parties have agreed to Special Pricing for a particular competitive situation, Cisco shall reference said Special Pricing in its purchase orders placed with NetScout for which Special Pricing applies.

         (d) Effectivity of Discounts for Stand-alone Probes. The discounts per this Section 2 shall apply as of the Effective Date of this Amendment #4 and shall continue in effect until the termination or expiration of the Agreement. Any Incremental Volume Discounts shall apply beginning with the first complete fiscal quarter after the Effective Date of this Amendment #4.

         (e) Minimum purchase requirement. Should Cisco purchases of probes fall below [*] for [*], as calculated above, Cisco's price for the subsequent quarter shall be as specified in the Hardware Agreement, attachment A.

3.0 RMON EMBEDDED AGENT SOFTWARE FOR IOS.

         The parties hereby cancel the licensing transaction agreed to in
Section 2.2 (a) of Amendment #3 such that NetScout is not obligated to deliver or license RMON Embedded Agent Software to Cisco for inclusion in [*] software and Cisco is not obligated to make the [*] payment to NetScout .

4.0      PROBE SALES INCENTIVE PROGRAM.

         The parties hereby establish a Probe Sales Incentive Program which shall: (a) be in effect for Cisco's [*], beginning [*] and ending on [*] (b) be in effect only for fiscal quarters where Cisco's probe orders placed with NetScout in that quarter meet or exceed [*], and (c) provide a credit of [*] on the first [*] of probe-only product ordered in the quarter (a maximum credit of [*] per quarter) at Cisco's applicable probe discount per Section 2 above. The credit shall be calculated at the end of each quarter, apply to any open invoice, and be issued by NetScout within 45 days of the close of each applicable Cisco fiscal quarter.

5.0      TRAFFICDIRECTOR LICENSING.

         Notwithstanding anything to the contrary in the Agreement, the licensing practice for end users of Traffic Director 5.1, and subsequent releases, embedded within CWSI shall be as follows:


[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



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         (a) Cisco shall apply the same end user license to Traffic Director embedded within CWSI as Cisco requires of its end user customers for the rest of the functionality of CWSI. If Cisco changes its licensing practice for CWSI, it will apply the same new license practice to Traffic Director after consultation with and approval by NetScout.

         (b) Cisco shall apply the same diligence in protecting Traffic Director as it does for its own intellectual property in CWSI and shall continue to meet all conditions within existing agreements between the parties to protect NetScout's intellectual property.

         (c) In the event that Cisco becomes aware of any documented and substantive misuse of the CWSI license as applied to TrafficDirector, Cisco shall apply commercially reasonable efforts to assure that the licensing requirements of CWSI as applied to Traffic Director are met by end users, and further Cisco shall [*] to NetScout any [*] even in the case in which the [*] to Cisco.

         (d) Cisco shall continue to account for its royalties due for Traffic Director per the process currently in place between the parties.

6.0      INVENTORY CREDIT.

The parties acknowledge that Cisco has returned to NetScout [*] units of [*] which were [*] by Cisco at a [*] of [*]. NetScout agrees to immediately credit Cisco for this return, in the amount of [*]. Cisco hereby transfers to NetScout ownership of said returned Stand-alone Probes.

7.0      DOCUMENTATION.

         For all new products, bug fixes and product updates provided to Cisco for acceptance testing under this Agreement, NetScout shall apply reasonable commercial efforts to provide the following documentation:

          Functional specifications Design specifications (as available as a standard NetScout documents)

          Test plans, test cases, and test results for key features

          Test plans, test cases and test results for system tests

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives effective as of the last date given below.


CISCO SYSTEMS, INC.                        NETSCOUT SYSTEMS, INC.

/s/ MARIO MAZZOLA                          /s/ ANIL SINGHAL
-----------------------------------        -----------------------------------
Signature                                  Signature


MARIO MAZZOLA                              ANIL SINGHAL
-----------------------------------        -----------------------------------
Name                                       Name


SVP ELOB                                   CEO
-----------------------------------        -----------------------------------

Title                                      Title


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